IES UTILITIES INC.


                              OFFICERS' CERTIFICATE


                            Dated as of March 6, 2001


                             ----------------------


                       Setting Forth Terms of a Series of Debt Securities


                   6 3/4% Series B Senior Debentures due 2011


                             ----------------------


                            Pursuant to the Indenture
                           Dated as of August 1, 1997

                              OFFICERS' CERTIFICATE

          The undersigned, the Executive Vice President and Chief Financial Officer and the Vice President-Treasurer and Corporate Secretary of IES Utilities Inc., an Iowa corporation (the "Company"), hereby certify as provided below pursuant to Section 301 of the Indenture, dated as of August 1, 1997 (the "Indenture"), between the Company and Bank One Trust Company, National Association, as successor to The First National Bank of Chicago, as Trustee (the "Trustee"). This Officers' Certificate is delivered, pursuant to authority granted to the undersigned by resolutions adopted January 24, 2001 by the Board of Directors of the Company, for the purpose of creating and setting forth the terms of a series of Securities to be issued pursuant to the Indenture, and to establish the form of such Securities in accordance with Section 201 of the Indenture. Capitalized terms not otherwise defined herein are used as defined in the Indenture.

          1. The Board of Directors of the Company has authorized the creation by the Company of one or more series of Securities under the Indenture through one or more Officers' Certificates and pursuant to such authorization and in accordance with the Indenture this Officers' Certificate is being delivered to the Trustee to establish the terms of a series of Securities as set forth therein.

          2. The title of the series of Securities shall be "6 3/4% Series B Senior Debentures due 2011" (herein called the "Debentures").

          3. The aggregate principal amount of Debentures which may be authenticated and delivered under the Indenture initially shall be U.S. $200,000,000, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures as provided in Sections 304, 305, 306, 406, or 1206 of the Indenture.

          4. The Debentures shall be issuable in denominations of $1,000 and any integral multiple thereof.

          5. Subject to earlier redemption, the principal of the Debentures shall be payable in U.S. dollars on March 15, 2011.

          6. The Debentures shall bear interest at the rate of 6 3/4% per annum; such interest shall accrue from March 12, 2001 (or from the most recent interest payment date to which interest on the Debentures has been paid or provided for); the Interest Payment Dates on which such interest shall be payable shall be March 15 and September 15 in each year, commencing September 15, 2001; the Regular Record Dates for the determination of Holders to whom interest is payable shall be the Business Day next preceding each Interest Payment Date. Interest on the Debentures shall be payable in U.S. dollars.

          7. Pursuant to the Indenture, the Trustee has been appointed as the Security Registrar for the Debentures. The Trustee is hereby further appointed as the initial Paying Agent and transfer agent of the Debentures. The principal of and interest on the Debentures shall be payable at the office of the Paying Agent, which shall initially be located in the Borough of Manhattan, The City of New York.

          8. The Debentures shall be redeemable at the option of the Company at any time in whole or from time to time in part at a Redemption Price equal to the sum of (a) 100% of the principal amount of the Debentures being redeemed,
(b) accrued interest thereon to the Redemption Date, and (c) the Make-Whole Amount, if any, with respect to such Debentures; provided, however, that installments of interest on Debentures due on an Interest Payment Date which occurs on or before any Redemption Date shall be payable to the Holders of such Debentures who were registered Holders as of the close of business on the Record Date immediately preceding such Interest Payment Date.

          9. The terms defined below shall, for all purposes of the Debentures under the Indenture and this Officers' Certificate, have the meanings specified, unless the context clearly otherwise requires or unless otherwise indicated:

          "Make-Whole Amount" means, in connection with any optional redemption, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest, exclusive of interest accrued to the Redemption Date, that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate, as determined on the third Business Day preceding the date such notice of redemption is given, from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the Redemption Date, over (ii) the aggregate principal amount of the Debentures being redeemed. The Make-Whole Amount shall be calculated by the Company and set forth in a certificate of an Authorized Officer delivered to the Trustee, and the Trustee shall be entitled to rely on said certificate.

          "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity, rounded to the nearest month, corresponding to the remaining life to maturity, as of the payment date of the principal amount of the Debentures being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury yield in the above manner, then the Treasury yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Company.

          "Statistical Release" means the statistical release designated "K.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any required determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

          10. The Debentures shall not be subject to any sinking fund and shall not be repurchasable or redeemable at the option of a Holder.

          11. The Debentures shall not be convertible into other securities of the Company or exchangeable for securities of another issuer.

          12. Satisfaction and discharge under Section 701 of the Indenture shall be applicable to the Debentures; provided, however, that prior to any such satisfaction and discharge, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (a) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a revenue ruling, or (b) since the date of execution of this Officers' Certificate, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such satisfaction and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such satisfaction and discharge had not occurred.

          13. The Debentures shall initially be issued in whole in the form of one or more permanent global Securities. The Depository Trust Company, a clearing agency registered under the Securities Exchange Act of 1934, as amended ("DTC"), shall initially serve as the depositary for such global Security or Securities. For so long as DTC shall be the depositary, all Debentures shall be registered in its name or in the name of a nominee thereof. While the Debentures are evidenced by one or more global Securities, the depositary or its nominee, as the case may be, shall be the sole Holder thereof for all purposes under the Indenture. Neither the Company nor the Trustee shall have any responsibility or obligation to the depositary's participants or the beneficial owners for whom they act with respect to their receipt from the depositary of payments on the Debentures or notices given under the Indenture. The global Security or Securities provided for hereunder shall bear such legend or legends as may be required from time to time by the depositary.

          14. Except as herein described, Debentures in definitive form will not be issued. Notwithstanding the foregoing, in the event the Company decides to discontinue the use of global Securities, any Event of Default has occurred and is continuing or DTC is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the Company within 90 days, the Company shall issue individual Debentures in certificated form to owners of "book-entry" ownership interests in exchange for the Debentures held by DTC or its nominee, as the case may be. In such instance, an owner of a

"book-entry" ownership interest will be entitled to physical delivery of certificates equal in principal amount to such "book-entry" ownership interest and to have such certificates registered in its name. Individual certificates so issued will be issued in denominations of $1,000 or any multiple thereof.

          15. Additional terms regarding the Debentures are as set forth in the form of the Debentures set forth below.

          16. The form of the Debentures shall be substantially as follows:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & Co., has an interest herein.

                               IES UTILITIES INC.

                   6 3/4% SERIES B SENIOR DEBENTURES DUE 2011

No.                                                                 $200,000,000
                                                           CUSIP No. 44949R AD 4

          IES UTILITIES INC., a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on March 15, 2011 and to pay interest on said principal sum from March 12, 2001, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually, in arrears, on March 15 and September 15 of each year (each such date, an "Interest Payment Date"), commencing September 15, 2001 at the rate of 6 3/4% per annum to, but not including, the date on which the principal hereof is paid or made available for payment. The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business, on the Regular Record Date for such interest, which shall be (1) the Business Day next preceding each such Interest Payment Date, if the Debentures remain in book-entry only form, or
(2) on the fifteenth calendar day before each interest payment date, if the Debentures do not remain in book-entry only form. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not later than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debenture may be listed, or any book-entry system which may be applicable to this Debenture and upon such notice as may be required by such exchange or system, all as more fully provided in the Indenture.

          Payment of the principal of and interest on any Debenture that is not a global Debenture will be made at the office or agency of the Company maintained for that purpose in The City of New York; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register. Payment of principal of and interest on any global Debenture will be made to DTC or its nominee, as the case may be, as the sole registered owner and the sole Holder of the global Debenture for all purposes under the Indenture. Payment of the principal of and interest on this Debenture will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Additional provisions of this Debenture are continued on the two pages following the execution and authentication of this Debenture and such provisions have the same effect as though fully set forth in this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, IES UTILITIES INC. has caused this instrument to be duly executed under its corporate seal.


Dated: March 12, 2001


                                    IES UTILITIES INC.



                                    By:
                                       -----------------------------------------
                                       Vice President-Treasurer and Corporate
                                       Secretary

Attest:



____________________________
Authorized Officer

                     Trustee's Certificate of Authentication
                     ---------------------------------------

          This is one of the Debentures of the series designated herein referred to in the within-mentioned Indenture.

                                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION,
                                          as Trustee



                                   By:
                                      -----------------------------------------
                                            Authorized Officer

                               IES UTILITIES INC.
                   6 3/4% SERIES B SENIOR DEBENTURES DUE 2011

          This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its "6 3/4% Series B Senior Debentures due 2011" (herein called the "Debentures"), in aggregate principal amount of $200,000,000, issued under an Indenture, dated as of August 1, 1997 (herein call the "Indenture"), between the Company and Bank One Trust Company, National Association, as successor to The First National Bank of Chicago, as Trustee (the "Trustee"), to which Indenture and the Officers' Certificate, dated March 6, 2001, setting forth the terms and conditions of the Debentures, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debenture are, and are to be, authenticated and delivered.

          The Company may redeem the Debentures at any time at the Company's option, in whole or in part, at a redemption price equal to the sum of the principal amount of the Debentures the Company redeems, accrued interest on that principal amount to the redemption date and the Make-Whole Amount (as defined in the Officers' Certificate), if any, with respect to those Debentures.

          If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions, provided in the Indenture.

          The Indenture contains provisions for satisfaction and discharge at any time of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, to modify the Indenture in a manner affecting the rights of the Holders of the Debentures; provided that no such modification may, without the consent of the Holder of each Outstanding Debenture, (i) change the Stated Maturity of, the principal of, or any installment of principal of or interest on (except as provided in Section 312 of the Indenture), any Debenture, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or change the coin or currency (or other property), in which the Debentures or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Debenture or (ii) reduce the percentage in principal amount of the Outstanding Debentures of any series or any Tranche thereof, the consent of the Holders of which is required for any such modification of the Indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations, including, if this Debenture is a global Debenture, the limitations set forth on the first page hereof, therein set forth, the transfer of this Debenture is registrable in the Security Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in The City of New York maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

         All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                              ---------------------

                                  ABBREVIATIONS

         The following abbreviations, when used in this Instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-as tenants in common
         TEN ENT-as tenants by the entireties
         JT TEN-as joint tenants with right of survivorship
                                    and not as tenants in common
         UNIF GIFT MIN ACT-_______________________Custodian__________________
                                    (Cust)                    (Minor)

                        under Uniform Gift to Minors Act


                            ------------------------
                                     (State)

         Additional abbreviations may be used though not in the above list.

                            -------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

-----------------------
                       /
--------------------------------------------------------------------------------
(Name and address of assignee, including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------
the within Debenture, and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________Attorney
to transfer said Debenture on the books of the within Company, with full power of substitution in the premises

Dated________________________
                                     -------------------------------------------
                                     -------------------------------------------

          NOTICE: The signature to this assignment must correspond with the name as written upon the within Debenture in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in The City of New York or by a member of the New York Stock Exchange.

          IN WITNESS WHEREOF, we have set our hands and the corporate seal of the Company as of the day and year first above written.

                                    IES UTILITIES INC.



                                    By:   /s/ Thomas M. Walker
                                          ------------------------------------
                                          Thomas M. Walker
                                          Executive Vice President
                                             and Chief Financial Officer



[CORPORATE SEAL]                    By:   /s/ Edward M. Gleason
                                          ------------------------------------
                                          Edward M. Gleason
                                          Vice President-Treasurer and
                                             Corporate Secretary